Exhibit 10.4

SECURED PROMISSORY NOTE

$77,141.79	June 21, 2008

FOR VALUE RECEIVED, U.S. Dry Cleaning Corporation, a California corporation, and Enivel, Inc., a Hawaii corporation ("Co-Makers"), hereby promise to pay to the order of Robinson Corp., a Hawaii corporation ("Holder"), the sum described in paragraph 1 below, plus any default interest under paragraph 3 below, in immediately available funds and in lawful money of the United States of America, as provided below.

1.       Principal. The principal amount of this Promissory Note ("Note") shall be the amount of SEVENTY SEVEN THOUSAND ONE HUNDRED FORTY ONE AND 79/100 DOLLARS ($77,141.79).

2.       Payments. Payments for all principal shall be made as follows: (a) on each of June 21, July 21 and August 21, 2008, the sum of TWELVE THOUSAND FIVE HUNDRED EIGHTY EIGHT AND 05/100 DOLLARS ($12,588.05); and (b) on each of September 21, October 21 and November 21, 2008, the sum of THIRTEEN THOUSAND ONE HUNDRED TWENTY FIVE AND EIGHTY EIGHT/100 DOLLARS ($13,125.88). Any payment made hereunder shall be credited first to interest then due and then to principal; and interest shall thereupon cease to accrue upon the principal so credited.

3.       Default. This Note and all principal and interest payments to be made under this Note shall automatically become due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are expressly waived by Co-Makers, if Co-Makers fail to make any payment within fifteen (15) days of the date required for such payment under this Note. In the event of any such default by Co-Makers hereunder, the principal amount in default shall accrue interest at a rate of fifteen percent (15%) per year.

4.       Maturity Date. The outstanding principal balance of this Note and all remaining accrued but unpaid interest thereon shall become due and payable in full on November 1, 2008.

5.       Optional Prepayments. All or any part of the amounts outstanding under this Note may be prepaid at any time, at the option of Co-Makers.

6.       Manner of Payment. Payments of principal and interest shall be made in lawful money of the United States of America by check or wire transfer in funds immediately available at the place of payment to such account as Holder may designate in writing to Co-Makers. Any payments due hereunder which are due on a day which is not a business day shall be payable on the first succeeding business day and such extension of time shall be included in the computation of interest due hereunder.

7.        Co-Makers' Waivers. Co-Makers expressly waive presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

8.        Maximum Interest. Notwithstanding any other provision of this Note, nothing herein shall require Co-Makers to pay, or Holder to accept, interest in an amount which subjects Holder to any penalty or forfeiture under applicable law, and in no event shall all of the charges payable hereunder (whether of interest or of such other charges which may or might be characterized as interest) exceed the maximum rate permitted to be charged under applicable law. Should Holder receive any payment which is or might be in excess of that permitted to be charged under applicable law, such payment shall have been, and shall be deemed to have been, made in error and shall be held as cash collateral for the indebtedness evidenced by this Note.

9.        Assignment and Transfer. Holder may not assign this Note without the written consent of Co-Makers.

10.       Loss, Theft, Destruction or Mutilation of this Note. Upon receipt of evidence reasonably satisfactory to Co-Makers of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to Co-Makers or, in the case of any such mutilation, upon surrender and cancellation of such mutilated Note, Co-Makers shall make and deliver within three business days a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

11.       Costs of Collection. Co-Makers agrees to pay all costs and expenses, including the fees and expenses of any attorneys, accountants and other experts retained by Holder, which are expended or incurred by Holder in connection with (i) the enforcement of this Note or the collection of any sums due hereunder, whether or not suit is commenced; (ii) any actions for declaratory relief in any way related to this Note; (iii) the protection or preservation of any rights of Holder under this Note; (iv) any actions taken by Holder in negotiating any amendment, waiver, consent or release of or under this Note; (v) Holder's participation in any refinancing, restructuring, bankruptcy or insolvency proceeding involving Co-Makers or any Affiliate of Co-Makers; or (vi) any refinancing or restructuring of the Note in the nature of a "work out" or in an insolvency or bankruptcy proceeding. Notwithstanding the foregoing, the Co-Makers shall not be obligated to pay costs or expenses expended or incurred by Holder described in clause (i) or (ii) if and to the extent that the Co-Makers prevails in any action, suit or proceeding initiated by Holder and which a court of competent jurisdiction determines was initiated or maintained by Holder in bad faith.

12.       Extension of Time. Holder, at its option, may extend the time for payment of this Note, postpone the enforcement hereof, or grant any other indulgences without affecting or diminishing Holder's right to recourse against Co-Makers, which right is expressly reserved.

13.      Severability.  Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.

14.      Governing Law. In all respects, including all matters of construction, validity and performance, this Note and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Hawaii applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws. Co-Makers and Holder irrevocably consent to the exclusive jurisdiction of any court located in Hawaii with respect to the enforcement hereof.

15.      Security Interest. Co-Makers' obligation to Holder under this Note are secured by a second priority security interest in Holder's favor in all of the assets of Co-Makers located as of the date of this Note on the Lease Premises, which interest shall not be subordinated to any other interest with the exception of the first priority security interest in favor of Setal 3, LLC as of the date of this Note without the prior written consent of Holder.

IN WITNESS WHEREOF, Co-Makers have caused this Note to be executed and delivered by their duly authorized representatives on the date first above written.

ENIVEL, INC., a Hawaii corporation

By: /s/ Michael E. Drace
Name:
Title: President

U.S. DRY CLEANING CORPORATION,
a Delaware corporation

By: /s/ signature
Name:
Title: resident

"Co-Makers"

UCC FINANCING STATEMENT
State Form 50181 (5-01)
Approved by State Board of Accounts, 2001

FOLLOW INSTRUCTIONS (FRONT AND BACK) CAREFULLY.

A. NAME AND PHONE OF CONTACT AT FILER (optional)
     Thurston J. Robinson
B. SEND ACKNOWLEDGMENT TO (Name and Address)
Thurston J. Robinson
Robinson Corp.
45-564E Kamehameha Highway
Kaneohe, HI 96744
L
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor 11a or- do not abbreviate or cornbine names
1a. ORGANIZATION'S NAME
Enivel, Inc.
OR
lb. INDIVIDUALS LAST NAME

1c.    MAILING ADDRESS              CITY                 STATE POSTAL CODE            COUNTRY
1930 Auiki Street               Honolulu                HI 96819                                           US

1e. TYPE OF ORGANIZATION - Corporation
1f. JURISDICTION OF ORGANIZATION - Hawaii
1g. ORGANIZATIONAL ID - 24096 D1

2. ADDITIONAL DEBTORS EXACT FULL LEGAL NAME - Insert only one debtor (2a or 2b)- do not abbreviate or combine names

3. SECURED PARTY'S NAME
3a. ORGANIZATION'S NAME
Robinson Corp.
3c. MAILING ADDRESS
45-564E kamehameha Highway
Kaneohe, HI 96744

4. THIS FINANCING STATEMENT COVERS THE FOLLOWING COLLATERAL:

Property located at 45-564E Kamehameha Highway, Kaneohe, HI 96744 and described on Exhibit A hereto.

EXHIBIT "A"

PERSONALTY

1.   Vehicles:

Year	Model	License	Vin#
1999	GMC Savana	667TPD	1GTHG39R7X1094433
2002	Ford Van	989TPY	1FTS534L32HB81236

2.     Personal Property: See Addendum A

3.     Equipment/Machinery: See Addendum B

4.     Sewing Equipment:

Plant:
Straight Stitch	Singer #191 0300 AA
Blind Hemmer	Consew 817
Serger	Singer Merittlock
Button Machine, Chandler	Class 485P, S/N 7296

Kahala:
Straight Stitch	Liebersew ZJ 8500N
Blind Hemmer	Liebersew CM #602
Serger	Juki Garnet Line MO-6440

5.     Office Computers:

CPU:	Compaq Presario
Monitor:	Compaq MV540
Printer:	LexMark Optra E312 Laser
Backup:	APC 350

CPU:	Compaq Presario, Model #SR 1830N
Monitor:	HP VX17
Printer:	HP Laser Jet 1020
Backup:	APC 400

CPU:	No Name - Rebuilt CPU
Monitor:	KDS USA
Printer:	HP Laser jet 1020
Backup:	APC 300

CPU:	Premio
Monitor:	Compaq V70
Printer:	HP Desk Jet 630 C

6.   Additional Store Equipment:

Assorted Cash Registers, Faxes, Phones, Verifones, Backups Calculators, Vacuums, Banners (See Addendum B)

ADDENDUM A

Personal Property

Office:

1           Desk - Normal Miller
1           Swivel Chair
1           Wooden Work Station
1           Roller Cart
1           Wooden Cabinet
3           Office Chairs
1           Mannequin
1           Supply Closet with Assorted Inventory for Plant and Store
3           Boxes of Employee Uniform Shirts
1           Paper Shredder
1           Calculator
1           Fax
1           Framed "Gary Reed" Picture
1           Toshiba Copier 2860 (not working)
PLUS previously listed computer.

Jack's Office:

1           Swivel Chair
3           File Cabinets

Theresa's Office:

1            Desk – Normal Miller
1            Swivel Chair
1            Office Chairs
1            Credenza
1            File Cabinet
1            Wooden Table w/wheels
1            Metal Table w/wheels
              Framed Gary Reed Picture
1            Fan
PLUS previously listed computers.

Accounting Assistant:
2        Desks
2        Chairs
2        File Cabinets
1        Foldable Table
1        Bookshelf
1        Copier - Brother
1        Typewriter
1         Fan
1         Safe
1         Cash Register
1         Stereo
1         Framed Gary Reed Picture
PLUS previously listed computer

Alcove under Staircase:
Plant Supplies
Tickets
Misc. Storage
Vinyl Banners
Misc. advertising items, posters, easels, etc.

Caesars Assembly-Mezzanine:
1        Assembly Cart
1        Wooden Shelf
1        Metal Shelving
2        Bagging Stands
1        Safe

Lunchroom:
1        Metal Lockers
1        Stove
1        Refrigerator
1        Dishwasher
2        Microwaves
1       Assortment of Pots, Pans, Dishes, Cups, Silverware,
5       Tables
28     Chairs
1       Roll Cart
1       TV w/VCR

Plant:
1           Wooden table work area
1            Desk/Cabinet
50          Rolling Carts ( Lg 7; med 4; Sm 33; Sm Metal 6)
8            Rolling Racks - Singles
1            Rolling Rack - Double
4            Pants Rolling Racks

Outside Carpeted Area:
1            Picnic Table
1            Sorting Table
1            Wooden Cabinet
2            Stackable Dryers

$3.93 Assembly Area:
1           Wooden Cabinet/Table Top
1           Wooden $3.93 Assembly Stand
1            Extra Long Pressing Board for Wedding Gowns

Downstairs Storage Room:
Misc old equipment for parts
2              Vacuums

Sewing Room:
1           Iron
1           Ironing Board
1           Wooden table — built in
2           Chairs

Upstairs Storage Room — Accountant Side:
Theonics Computers
Extra DCCS Computer & Stations
Extra Store Set Up (from closed store)

Accountants Office:
1            File Cabinet
2            Tables

Common Area:
Misc. Used Copiers/Office Equipment
Storage

Production Manager's Office:
Chair
Wooden Built in Table Top
File Cabinet
Wooden Cabinets

Staircase Landing:
Misc. Used Equipment

EQUIPMENT/MACHINERY:		ADDENDUM B

Age	Quantity	Description

-8	2	Multimatic SS660

-3	1	Multimatic SL 75Y

10+	1	Dispat U-Veyor

10+	3	White X-Pressoveyor

-10/10+	4	Rema Vacuums

10+	1	Imas Steam Tunnel Model 300

10+	3	Water Circulating Pumps for DC Cooling System

-5	1	Bradford White Hot Water Heater Magnum Series

10+	1	UniMac Washer Extractor 85#

10+	3	UniMac Washer Extractor 50#
		*Note 1 50# washer motor not in operation - not currently being used.
LAUNDRY:

10+	1	Pressure Water Pump System w/tank for water spray guns

10+	2	Pressure Water Pumps for washing water supply.

-10	1	Single Back Shirt Unit - Forenta w/vacuum

-10	1	Unipress Automatic Sleever

-10	1	Forenta Collar and Cuff Unit

-10	1	Kirkland Home Washing Machine

-10	1	Cissell Ironing Board w/Iron

10+	2	Forenta Legger Presser

-10	3	Forenta Topper Pressers

10+	1	Ajax Topper Presser

Age	Quantity	Description

-2	4	IPSO 75# Dryers

N/A		Huebusch 75# Dryers REPLACED BY IPSO

10+	1	WhiteCustom Conveyor- (continuous running)

10+	3	UniMac Model UW50P4 + 1 not working

-3/5+	2	Daewood "Bubble Washers"

10+	1	SS Three Compartment Sinks

10+	4	Steel Water Storage Tanks

COMPRESSORS:

10+	2	Ingersol-Rand Model 30T

-10	1	Quincy 10p

ROOF:
- 10	1	Chiller, Dual

10+	3	Air Blowers

10+	2	Exhaust Fans

- 10/10+	3	Water Towers (revised #)

PRODUCTION FLOOR

Age	Quantity	Description

		Assembly Rail System

10+	2	Ajax Leggers DC 446C

10+	2	Forenta Toppers BP

10+	3	Ajax AOU45 W/Irons

Age	Quantity	Description

10+	1	Ajax DC 18

10+	2	Hoffmax Model X

-3	3	Forenta Airform w/iron finishers

- 5	4	Cindy Lous

-10	5	Various Puff Irons (2 sets)

DRAPERY:

Age	Quantity	Description

10+	1	Ajax 120" Draperty Flat Press

10+	1	Perfect Pleat Pleater

10+	1	Puff

ALTERATIONS:

Age	Quantity	Description

10+	1	Singer, Model 191 0300 AA, Straight Stitch

-5	1	Liebersew ZJ 8500N, S/N 021002122, 16X231, Straight Stitch

10+	1	Consew, 817, Blind Hemmer

-5	1	Liebersew CM#-602, 251 LG, Blind Hemmer

10+	1	Merittlock, 14 U44, Serger

-5	1	Juki Garnet Line MO-6440, Serger

10+	1	Chandler, Class 485P, S/N 7296, Button Sewer

BOILER ROOM:

Age	Quantity	Description
10+	2	Lattner 20 HRT

-2/10+	2	Condensate/make up Storage tank system

1+	1	Water Vaporizor Tank

End of Exhibit A